UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2015
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THE HAIN CELESTIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

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Delaware	0-22818	22-3240619
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Marcus Avenue, Lake Success, NY 11042
(Address of principal executive offices)

Registrant’s telephone number, including area code: (516) 587-5000

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

On August 18, 2015, The Hain Celestial Group, Inc. (the “Company”) issued a press release announcing financial results for its fourth quarter and fiscal year ended June 30, 2015. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information contained in this Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 13, 2015, the Board of Directors (the “Board”) of the Company voted to appoint Raymond W. Kelly to the Board. The Board also appointed Mr. Kelly to the Board’s Corporate Governance and Nominating Committee. Mr. Kelly will participate in the standard non-employee director compensation arrangements described in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on October 10, 2014.

On August 18, 2015, the Company issued a press release announcing the appointment of Mr. Kelly to the Board. The press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits

(d)    Exhibits. The following exhibit are filed or furnished, as applicable, herewith:

Exhibit No.	Description
99.1	Press Release of The Hain Celestial Group, Inc. dated August 18, 2015
99.2	Press Release of The Hain Celestial Group, Inc. dated August 18, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 18, 2015

THE HAIN CELESTIAL GROUP, INC. (Registrant)

By:	/s/ Stephen J. Smith
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1*	Press Release of The Hain Celestial Group, Inc. dated August 18, 2015
99.2+	Press Release of The Hain Celestial Group, Inc. dated August 18, 2015

* Furnished herewith
+ Filed herewith